Exhibit 10.5

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

AMONG

MEMORIAL RESOURCE DEVELOPMENT LLC

CLASSIC HYDROCARBONS HOLDINGS, L.P.,

CLASSIC HYDROCARBONS OPERATING, LLC,

CRATON ENERGY HOLDINGS III, LP,

MEMORIAL PRODUCTION PARTNERS GP LLC,

MEMORIAL PRODUCTION PARTNERS LP,

AND

MEMORIAL PRODUCTION OPERATING LLC

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”), dated as of December 14, 2011 (the “Closing Date”), is entered into by and among Memorial Resource Development LLC, a Delaware limited liability company (“MRD”), Classic Hydrocarbons Holdings, L.P., a Texas limited partnership (“Classic”); Classic Hydrocarbons Operating, LLC, a Delaware limited liability company (“Classic Hydrocarbons”); Craton Energy Holdings III, LP, a Texas limited partnership (“Craton”); Memorial Production Partners GP LLC (the “General Partner”), a Delaware limited liability company; Memorial Production Partners LP (the “Partnership”), a Delaware limited partnership; and Memorial Production Operating LLC, a Delaware limited liability company (“MPP Operating”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.” Capitalized terms used herein shall have the meaning assigned to such terms in Article I.

RECITALS:

WHEREAS, MRD directly or indirectly controls Classic;

WHEREAS, Classic directly or indirectly controls Classic Hydrocarbons and Craton;

WHEREAS, the General Partner and MRD formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) to engage in any lawful activity for which limited partnerships may be organized under the Delaware LP Act; and

WHEREAS, to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

A.	MRD formed the General Partner pursuant to the Delaware Limited Liability Company Act (the “Delaware LLC Act”);

B.	the General Partner and MRD formed the Partnership pursuant to the Delaware LP Act, and the General Partner committed to contribute $1 to the Partnership in exchange for a 0.1% general partner interest in the Partnership, and MRD committed to contribute $999 to the Partnership in exchange for a 99.9% limited partner interest in the Partnership;

C.	the Partnership formed MPP Operating pursuant to the Delaware LLC Act; and

WHEREAS, concurrently herewith, each of the following shall occur:

1.	MRD will contribute $407,436 (the “GP Contribution”) to the General Partner in exchange for additional membership interests in the General Partner;

2.	MRD will cause the General Partner to contribute the GP Contribution to the Partnership in exchange for a continuation of its prior 0.1% general partner interest in the Partnership, represented by 21,444 general partner units;

3.	MRD will cause Classic, Classic Hydrocarbons and Craton to sell those interests in certain assets of Classic Hydrocarbons and Craton respectively as described in Exhibit A (the “Assets”) to the Partnership for the right to receive cash equal to $70,994,258.70;

4.	MRD will cause BlueStone Natural Resources Holdings, LLC (“BlueStone”) and BlueStone Natural Resources, LLC (“BNR”) to contribute a 100% membership interest in Columbus Energy LLC to the Partnership in exchange for the right to receive (i) 4,619,598 Common Units (defined herein), (ii) 3,507,184 Subordinated Units (defined herein), and (iii) a distribution of $132,566,643.55 (a portion of which is intended to be reimbursement of pre-formation expenditures to the extent permitted by Treas. Reg. 1.707-4(d));

5.	MRD will cause WHT Energy Partners LLC (“WHT”) to contribute certain assets to ETX I LLC, a Delaware limited liability company (“ETX”), and then contribute a 100% membership interest in ETX to the Partnership in exchange for the right to receive (i) 2,441,696 Common Units, (ii) 1,853,728 Subordinated Units, and (iii) a distribution of $68,262,657.50 (a portion of which is intended to be reimbursement of pre-formation expenditures to the extent permitted by Treas. Reg. 1.707-4(d));

6.	In connection with the Partnership’s initial public offering of common units (the “Offering”), the public, through the Underwriters (as defined herein), will purchase from the Partnership for $171,000,000 in cash (less the Underwriters’ discount and commission of 6.5% and a structuring fee of 0.25%), 9,000,000 Common Units;

7.	The Partnership will enter into the Credit Agreement (as defined herein) and borrow $130,000,000 (the “Credit Facility Borrowings”);

8.	The Partnership will use the proceeds from Credit Facility Borrowings and the Offering to pay (i) transaction expenses, which are estimated to be $9,860,870 (exclusive of the Underwriters’ discount and commission and structuring fee), (ii) the payment to Classic contemplated hereby, (iii) the payments, distributions and issuances to BlueStone and WHT contemplated by their respective Contribution Agreements and (iv) an additional aggregate payment to MRD of $8,061,440.25 (the “MRD Payment”);

9.	Classic will use $40,092,431 of the cash received hereunder to repay a portion of the Classic Credit Facility (as defined herein) as set forth herein;

10.	The Partnership will contribute the Assets to MPP Operating in exchange for additional membership interests in MPP Operating; and

11.	For purposes of convenience and recording, the Partnership will direct Classic, Classic Hydrocarbons and Craton to directly transfer the Assets to MPP Operating pursuant to the terms of the Assignment (as defined herein).

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I.

CERTAIN DEFINED TERMS

“Assignments” means the forms of Assignment and Bill of Sale attached hereto as Exhibit A-1 and Exhibit A-2.

“Classic Credit Facility” means the Credit Agreement, dated as of November 1, 2007, by and among Bank of America, N.A., as Administrative Agent and The Bank of Nova Scotia, as Syndication Agent, and the lenders party thereto on the one hand, and Classic, on the other hand, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Units” means common units representing limited partner interests in the Partnership.

“Contribution Agreements” means collectively (i) this Agreement, (ii) the Contribution, Conveyance and Assumption Agreement dated as of the Closing Date among the Partnership, the General Partner, MPP Operating, MRD and WHT, and (iii) the Contribution, Conveyance and Assumption Agreement dated as of the Closing Date among the Partnership, the General Partner, MPP Operating, MRD, BNR and BlueStone.

“Credit Agreement” means the Credit Agreement, dated as of December 14, 2011, by and among Wells Fargo Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent and BNP Paribas, Citibank, N.A. and Comerica Bank, as Co-Documentation Agents, and the lenders party thereto on the one hand, and MPP Operating and the Partnership, on the other hand.

“Governmental Authority” means the United States, any foreign county, state, county, city or other incorporated or unincorporated political subdivision, agency or instrumentality thereof.

“Omnibus Agreement” means the Omnibus Agreement by and among the Partnership, the General Partner and MRD dated as of the Closing Date.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of the Closing Date.

“Registration Statement” means the Registration Statement on Form S-1 originally filed with the Commission on June 23, 2011 (Registration No. 333-175090), as amended through the date hereof.

“Subordinated Units” means subordinated units representing limited partner interests in the Partnership.

“Transaction Documents” means those documents and instruments to be delivered hereunder by one or more Parties.

“Underwriting Agreement” means the underwriting agreement, dated as of December 8, 2011, by and among the Partnership, the General Partner, MPP Operating, MRD and Citigroup Global Markets, Inc., Raymond James & Associates, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

ARTICLE II.

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

2.01 Sale of the Classic Assets by Classic, Classic Hydrocarbons and Craton. Classic, Classic Hydrocarbons and Craton hereby agree to (and MRD shall cause Classic, Classic Hydrocarbons and Craton to) assign, transfer, set over and deliver to the Partnership, for its own use forever, all of Classic Hydrocarbon’s and Craton’s respective right, title and interest to and in the Assets pursuant to the terms set forth in the Assignments, in exchange for Classic’s receipt of a cash payment of $70,994,258.70 and MRD’s receipt of the MRD Payment.

2.02 Public Cash Contribution. The Parties acknowledge a cash contribution by the public through the Underwriters to the Partnership of $171,000,000, less the Underwriters’ discount of 6.5% and a structuring fee of 0.25%, in exchange for 9,000,000 Common Units.

2.03 Distribution by the Partnership. The Parties acknowledge the distribution of $279,885,000 in the aggregate, consisting of net proceeds from Credit Facility Borrowings and the Offering, by the Partnership to MRD, Classic, BlueStone and WHT in accordance with the Contribution Agreements.

2.04 Payment of Expenses by the Partnership; Cash Distribution by the Partnership to the Property Contributors. The Parties acknowledge the payment by the Partnership, in connection with the Offering and the other transactions contemplated hereby, of transaction expenses in the amount of approximately $9,860,870 (exclusive of the Underwriters’ discount and the structuring fee).

2.05 Contribution of the Contributed Assets by the Partnership to MPP Operating. The Partnership hereby agrees to contribute, assign, transfer, set over and deliver to MPP Operating, for its own use forever, all of its right, title and interest in and to the Assets, as a capital contribution, which contribution shall be deemed made pursuant to the terms set forth in the Assignments, in exchange for additional membership interests in MPP Operating.

2.06 Direct Contribution of Contributed Assets. For convenience and purposes of recording the Assignments in the applicable county and parish records where the Assets are located, the Partnership hereby directs Classic, Classic Hydrocarbons and Craton to directly transfer and assign all of Classic Hydrocarbon’s and Craton’s respective right, title and interest in and to the Assets to MPP Operating pursuant to the Assignments and such other additional instruments and agreements as may be necessary to effect the same. Notwithstanding the terms of the Assignments, such right, title and interest in and to the Assets shall be deemed to have been contributed and transferred from Classic Hydrocarbons and Craton to the Partnership and, immediately thereafter, from the Partnership to MPP Operating.

2.07 Payment of Credit Facility Obligations. Classic shall use $40,092,431 of the cash paid to it pursuant to Section 2.01 to repay in part the Classic Credit Facility as contemplated by the amendment to the Classic Credit Facility dated as of the Closing Date.

ARTICLE III.

TITLE MATTERS

3.01 Encumbrances.

(a) Except to the extent expressly provided in any other document executed in connection with the Agreement or the Offering, the sale of the Assets pursuant to this Agreement is made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

(b) To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of titles reflected in this Agreement, then the provisions set forth in Section 3.01(a) shall also be applicable to the transfers under such documents.

3.02 Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

(a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS AND NOT ON ANY INFORMATION

PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES. NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE SOLD AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH SALE AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(b) Each assignment under the Assignments shall include all of the assigning party’s right, title and interest under and by virtue of all warranties to the extent pertaining to the Assets, express or implied (including title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have, prior to the date of such assignment and/or contribution, been made by any of the assigning party’s predecessors in title (excluding any affiliate of such assigning party) or by any third party manufacturers, suppliers and contractors. Each assignment under the Assignments shall be made with full substitution and subrogation in and to all of the warranties that the assigning party has or may have against predecessors in title (excluding any affiliate of such assigning party) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets (excluding any affiliate of the assigning party).

(c) Each of the Parties agrees that the disclaimers contained in this Section 3.02 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived or negated.

(d) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

(e) The General Partner, the Partnership, and MPP Operating hereby acknowledge and agree that the express provisions of this Agreement and the Omnibus Agreement contain the sole and exclusive remedies available to them with respect to the Assets.

ARTICLE IV.

FURTHER ASSURANCES

4.01 Further Assurances. From and after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to (a) more fully assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement or (b) more fully and effectively vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by the Agreement or intended so to be and more fully and effectively carry out the purposes of this Agreement.

4.02 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the Parties acknowledge that they have used their good faith efforts to identify all of the assets being contributed to the Partnership in connection with the Offering. However, it is possible that assets intended to be contributed to the Partnership were not identified and therefore are not included in the Assets. To the extent that such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the Partnership (or its successors or assigns).

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

5.01 Representations and Warranties of All Parties. Each of the Parties to this Agreement hereby represents and warrants severally as to itself as follows:

(a) Formation and Good Standing. Such Party is a limited partnership or limited liability company, legally formed, validly existing and, to the extent applicable, in good standing under the laws of the state of its formation. Such Party is duly qualified to do business and is in good standing as a foreign limited partnership or limited liability company, as applicable, in each jurisdiction where the character of the properties owned or leased by it or the nature of the businesses transacted by it requires it to be so qualified.

(b) Authority, Execution and Enforceability. Such Party has full limited partnership or limited liability company, as applicable, power and authority to enter into this Agreement and the Transaction Documents to be delivered by such Party hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Transaction Documents to be delivered by such Party hereunder and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by such Party. Such Party has duly executed and delivered this Agreement and the Transaction Documents to be delivered by such Party hereunder, and this Agreement and the Transaction Documents to be delivered by such Party hereunder constitute such Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies).

(c) No Conflicts. Neither the execution, delivery nor performance of this Agreement, nor the Transaction Documents to be delivered hereunder, by such Party will:

(i) require the approval or consent of any Governmental Authority;

(ii) conflict with or result in the breach or violation of any term or provision of, or will constitute a default under, or will otherwise impair the good standing, validity or effectiveness of, any provision of its certificate of limited partnership, certificate of formation, agreement of limited partnership, limited liability company agreement or other formation and governing documents;

(iii) result in the material breach or violation by it of any material term or provision of, or constitute a default or give rise to any right of termination, cancellation or acceleration under any of the terms, conditions or provisions of any material agreement to which it is bound or by which its property or business is affected, except for such defaults (or rights of termination, cancellation or acceleration) as to which waivers or consents have been obtained; or

(iv) violate in any material respect any federal, state, local or other governmental law ordinance, or any order, writ, injunction, decree, rule or regulation of any Governmental Authority applicable to such Party.

ARTICLE VI.

MISCELLANEOUS

6.01 Notices.

All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, courier service or personal delivery:

(a)	if to the Partnership, the General Partner, or MPP Operating:

1401 McKinney Street, Suite 1025

Houston, TX 77010

Attention:	Chief Executive Officer

Telephone:	(713) 579-5700
Facsimile:	(713) 579-5740

(b)	if to MRD, Classic, Classic Hydrocarbons or Craton:

1401 McKinney Street, Suite 1025

Houston, TX 77010

Attention:	Chief Executive Officer

Telephone:	(713) 579-5700
Facsimile:	(713) 579-5740

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered, when receipt acknowledged, if sent via facsimile or sent via Internet electronic mail; and when actually received, if sent by any other means.

6.02 Order of Completion of Transactions. The transactions provided for in Article II shall be completed on the Closing Date in the order set forth in Article II.

6.03 Costs. The Partnership shall pay all expenses, fees and costs, including sales, use and similar taxes, arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Partnership shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the delivery of any document pursuant to Article IV.

6.04 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this agreement as a whole, including all Exhibits attached hereto, and not to any particular provision of this Agreement. All references herein to Articles, Sections, and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Exhibits attached hereto, and all such Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”

6.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

6.06 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

6.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.

6.08 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts made and to be performed wholly within such state, without giving effect to conflict of laws principles thereof.

6.09 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

6.10 Amendment or Modification. The Agreement may be amended or modified from time to time only by the written agreement of all of the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

6.11 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter. This document and such instruments contain the entire understanding of the Parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

MEMORIAL PRODUCTION PARTNERS LP

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	President & Chief Executive Officer

MEMORIAL PRODUCTION PARTNERS GP LLC

By:	/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	President & Chief Executive Officer

MEMORIAL PRODUCTION OPERATING LLC

By:	Memorial Production Partners LP, its sole member

By:	Memorial Production Partners GP LLC, its general partner

By:	/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	President & Chief Executive Officer

CLASSIC HYDROCARBONS HOLDINGS, L.P.

By:	Classic Hydrocarbons GP Co., L.L.C., its general partner

By:	/s/ Robert S. Jacobs
Name:	Robert S. Jacobs
Title:	President

[Signature Page to Purchase and Sale Agreement]

CLASSIC HYDROCARBONS OPERATING, LLC

By:	/s/ Robert S. Jacobs
Name:	Robert S. Jacobs
Title:	President

CRATON ENERGY HOLDINGS III, LP

By:	/s/ Robert S. Jacobs
Name:	Robert S. Jacobs
Title:	President

MEMORIAL RESOURCE DEVELOPMENT LLC

By:	/s/ John A. Weinzierl
Name:	John A. Weinzierl
Title:	President & Chief Executive Officer

[Signature Page to Purchase and Sale Agreement]

EXHIBIT A-1

Form of Assignment and Bill of Sale

This Assignment and Bill of Sale (this “Assignment”) is from Classic Hydrocarbons Operating, LLC, a Delaware limited liability company (“Assignor”) whose address is One Ridgmar Centre, 6500 West Freeway, Suite 222, Fort Worth, Texas 76116, to Memorial Production Operating LLC, a Delaware limited liability company (“Assignee”), whose address is 1401 McKinney Street, Suite 1025, Houston, Texas 77010, and is effective as of 12:01 a.m., Houston, Texas time, on December 14, 2011 (the “Effective Time”).

RECITALS

WHEREAS, Assignor owns certain oil and gas properties and related assets in the State of Texas;

WHEREAS, Assignor, Assignee, Memorial Production Partners LP (the “Partnership”) and certain other parties have entered into that certain Purchase and Sale Agreement, dated as of December 14, 2011 (the “Purchase Agreement”), pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Assets (as hereinafter defined);

WHEREAS, the Partnership has requested that Assignor convey directly to Assignee all of Assignor’s right, title and interest to and in the Assets for convenience and recording purposes.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Purchase Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 1.

DEFINED TERMS

Section 1.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

ARTICLE 2.

ASSIGNMENT OF ASSETS

Section 2.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee the following (excepting the Excluded Assets defined below) (individually, an “Asset,” and collectively, the “Assets”):

(a) all of Assignor’s right, title and interest in and to (i) those certain wellbores as currently drilled (including well equipment and appurtenances located at the wellhead) described in Part 1 of Schedule 1 insofar, but only insofar, as depths from the surface to the base of the producing formation which is described in Schedule 1 for each such wellbore to the extent producible from such wellbores, and located on land covered by those certain oil, gas and mineral leases described in Schedule 2 (such interests of Assignor in such depths in such

A-1-1

wellbores, collectively, the “Wellbores”), (ii) a like undivided interest in, to and under Assignor’s rights and obligations under the oil, gas and mineral leases described in Schedule 2, insofar, but only insofar, as those rights and obligations pertain to production from the Wellbores as limited to the depths described in Schedule 1 (the “Leases”), (iii) the mineral fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests and reversionary interests insofar, but only insofar, as they relate to the Wellbores described in Schedule 1 (Assignor’s interests in the foregoing Wellbores, the “Wellbore Interests”), and (iv) the pooled units established with respect to the Wellbore Interests insofar as, but only insofar as, such units relate to the Wellbore Interests (Assignor’s interests in such pooled units, the “Unit Wellbore Interests”);

(b) an undivided twenty-five percent (25%) of Assignor’s right, title and interest in and to those certain wellbores described in Part 2 of Schedule 1 which have not yet been drilled limited to, with respect to each such wellbore, production from that interval known as the Cotton Valley “C” zone which is more particularly defined as the stratigraphic equivalent of the zone found at 9,428’-9,494’ on the Schlumberger Platform Express log dated February 5, 2011 in the Classic Operating Co., David Dunham #2 well (API # 42-365-37715) located in the C Q Haley Survey, A-274, Panola County, Texas, together with a like undivided interest in, to and under Assignor’s rights and obligations under the oil, gas and mineral leases covering the lands in which such wellbores will be located, insofar, but only insofar, as those rights and obligations pertain to production from such wellbores attributable to the Cotton Valley “C” zone (the “PUDs,” and together with the Leases, Wellbore Interests, Wellbores and Unit Wellbore Interests being hereinafter collectively referred to as the “Properties”). For purposes of clarification, only the interval described in this subsection (b) is being assigned in the PUD wellbores, not any other depth above or below such described interval.;

(c) an undivided interest, corresponding to the conveyed interest in the applicable Properties, in all production facilities, structures, tubular goods, well equipment, lease equipment, production equipment, pipelines, inventory and all other personal property, fixtures and facilities located at the wellhead and used in connection with the Properties (collectively, the “Facilities”);

(d) to the extent transferable and relating exclusively to the Properties, an undivided interest, corresponding to the conveyed interest in the applicable Properties, in all permits and licenses;

(e) to the extent transferable, a joint ownership interest in all permits, licenses, servitudes, easements, rights-of-way, surface fee interests and other surface use agreements to the extent used in connection with the ownership or operation of the Properties or the Facilities but also used or usable in connection with the ownership or operation of interests in the Leases other than the Properties or the Facilities;

(f) all oil, gas and other hydrocarbons produced or processed in association therewith (collectively, “Hydrocarbons”) from or attributable to the Properties from and after the Effective Time and all Hydrocarbons produced therefrom prior to the Effective Time that are upstream of the sales metering point as of the Effective Time;

A-1-2

(g) a joint ownership interest in, to and under Assignor’s rights and obligations under all contracts, agreements, commitments and other arrangements relating to the ownership or operation of the Properties or other Assets, including the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of production therefrom or in connection therewith as or to the extent set forth on Schedule 3 (collectively, the “Contracts”); and

(h) a copy (electronic or otherwise) of all records, files, orders, maps, data, interpretations, seismic data, geological and geographic information, schedules, reports and logs that relate to the Properties, Facilities and/or other Assets that are in Assignor’s possession, to the extent that Assignor has the right to transfer same to Assignee without the payment of any fee, penalty or other consideration, but excluding any of the foregoing to the extent that (i) transfer is restricted by third party written agreement or applicable law and (ii) Assignor is unable to obtain, using commercially reasonable efforts, a waiver of, or otherwise satisfy, such transfer restriction (provided that Assignor shall not be required to provide consideration or undertake obligations to or for the benefit of the holders of such rights in order to obtain any necessary consent or waiver of such transfer restriction) (subject to such exclusion, collectively referred to as the “Files”).

TO HAVE AND TO HOLD the Assets unto Assignee forever, subject, however, to all the terms and conditions of this Assignment.

Section 2.2 Excluded Assets. The Assets shall not include, and there is excepted, reserved and excluded from the sale and assignment contemplated hereby, the following (the “Excluded Assets”):

(a) all corporate, financial, tax and legal records of Assignor that relate to Assignor’s business generally (including the ownership and operation of the Assets) or that relate to the other Excluded Assets, together with the originals of all of the Files;

(b) any trade credits, accounts receivable, proceeds or revenues attributable to the Assets and accruing prior to the Effective Time;

(c) all Hydrocarbons produced from or attributable to the Properties with respect to any periods of time prior to the Effective Time, including those Hydrocarbons that are in storage prior to sale, and all proceeds attributable thereto;

(d) all refunds of costs, taxes or expenses attributable to any periods of time prior to the Effective Time;

(e) all proceeds from the settlements of Contract disputes with purchasers of Hydrocarbons from or attributable to the Properties, including settlement of take-or-pay disputes, insofar as said proceeds are attributable to any periods of time prior to the Effective Time;

(f) all bonds, letters of credit and guarantees, if any, posted by Assignor or its Affiliates with Governmental Authorities and relating to the Assets;

A-1-3

(g) all rights, titles, claims and interests of Assignor or its Affiliates under any insurance policy or agreement, to any insurance proceeds or to or under any bond or bond proceeds;

(h) all rights and claims relating to the Assets and attributable to periods of time prior to the Effective Time, including audit rights;

(i) all privileged attorney-client (i) communications and (ii) other documents (other than title opinions);

(j) all materials and information that cannot be disclosed to Assignee as a result of written confidentiality obligations to third parties;

(k) all amounts paid by third parties to Assignor or its Affiliates as overhead for periods of time accruing prior to the Effective Time under any joint operating agreements burdening the Assets; and

(l) any matter required to be excluded pursuant to the provisions of Section 2.1(h) of this Assignment.

Section 2.3 Retained Rights and Obligations. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee under the Purchase Agreement.

Section 2.4 Operating Agreements. Assignee agrees that the Assets are conveyed, and shall remain, subject to applicable operating agreements. Assignor makes no representation as to whether this Assignment complies with any such operating agreement.

ARTICLE 3.

ENCUMBRANCES/DISCLAIMERS

Section 3.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Purchase Agreement, the contribution of the Assets pursuant to this Assignment are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE PURCHASE AGREEMENT, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, AND EACH SUCH PARTY DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES,

A-1-4

COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE PURCHASE AGREEMENT, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION 3.1. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

Section 3.2 Subrogation. Assignor hereby transfers and assigns unto Assignee, its successors and assigns, all of its right, title and interest under and by virtue of all warranties to the extent pertaining to the Assets, express or implied (including, without limitation, title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have heretofore been made by any of Assignor’s predecessors in title (excluding any affiliate of Assignor) or by any third party manufacturers, suppliers and contractors. This Assignment is made with full substitution and subrogation in and to all of the warranties that Assignor has or may have against predecessors in title (excluding any affiliate of Assignor) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets (excluding any affiliate of Assignor).

A-1-5

ARTICLE 4.

ASSUMED OBLIGATIONS: INDEMNITIES

Section 4.1 Assumed Obligations. Assignee hereby assumes, and agrees to indemnify and hold Assignor harmless from, all of Assignor’s obligations to properly plug and abandon, or to replug if subsequently required, the Wellbores, restore the surface of the lands associated therewith, and otherwise comply with all applicable reclamation requirements according to the terms of the Leases and Unit Wellbore Interests and the rules and regulations of governmental authorities having jurisdiction insofar, but only insofar, as they relate to the Properties (the “Plugging Obligations”). In addition to the Plugging Obligations but subject to the indemnification provisions under the Omnibus Agreement, Assignee hereby assumes (and Assignee’s successors and assigns will assume) and agrees to be bound by and bear, and agrees to indemnify and hold Assignor harmless from all costs, expenses, obligations and liabilities arising out of the ownership and/or operation of the Assets insofar, but only insofar, as they relate to the Properties, to the extent accruing on or after the Effective Time. Assignee also assumes and does hereby (and Assignee’s successors and assigns will) assume and agree to be bound by and bear all costs, expenses and liabilities arising under the Contracts insofar, but only insofar, as they relate to the Properties (except to the extent expressly included in the Excluded Assets or described in the following sentence). The parties acknowledge and agree that Assignee is not assuming, and Assignor is retaining, the obligation to pay all invoices, costs and expenses, disbursements, negative imbalances and payables attributable to the Assets and accruing prior to the Effective Time.

ARTICLE 5.

MISCELLANEOUS

Section 5.1 Separate Assignments. Where separate assignments of Assets have been or will be executed for filing with, and approval by, applicable governmental authorities, any such separate assignments (a) shall evidence this Assignment and assignment of the applicable Assets herein made and shall not constitute any additional Assignment or assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Section 5.2 Schedules. All schedules attached hereto are hereby made part hereof and incorporated herein by this reference. References in such schedules to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such schedules are to the appropriate records of the counties or parishes in which the Assets are located.

A-1-6

Section 5.3 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 5.4 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 5.5 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto. Any Schedule hereto may be redacted for filing in each county or parish, such that the schedule filed in any county or parish will describe only those Assets located in such county or parish.

A-1-7

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

CLASSIC HYDROCARBONS OPERATING, LLC

By:
Name:
Title:

MEMORIAL PRODUCTION OPERATING LLC

By:
Name:
Title:

Signature Page to

Assignment and Bill of Sale

[Sample form of acknowledgment.]

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this day of             , 2011, there personally appeared before me                     , of Classic Hydrocarbons Operating, LLC, a Delaware limited liability company, known to me to be such authorized signatory on behalf of such entity, such entity being the general partner of a party to the foregoing instrument, and I hereby further certify as follows:

This instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of the aforementioned entities, on behalf of such entity.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

Schedule 1

Wells

Part 1

Aris Propnum	API	County	State	Field Name	Well #	Well Name	Well Interval

Part 2

Aris Propnum	API	County	State	Field Name	Well #	Well Name	Well Interval

Schedule 2

Leases

Unique ID	Field Name	Original Lessor/Grantor	Original Lessee/Grantee	Effective Date	Book/Volume	Page	State	County

Schedule 3

Contracts

EXHIBIT A-2

Form of Assignment and Bill of Sale

This Assignment and Bill of Sale (this “Assignment”) is from Craton Energy Holdings III, LP, a Texas limited partnership (“Assignor”) whose address is One Ridgmar Centre, 6500 West Freeway, Suite 222, Fort Worth, Texas 76116, to Memorial Production Operating LLC, a Delaware limited liability company (“Assignee”), whose address is 1401 McKinney Street, Suite 1025, Houston, Texas 77010, and is effective as of 12:01 a.m., Houston, Texas time, on December 14, 2011 (the “Effective Time”).

RECITALS

WHEREAS, Assignor owns certain oil and gas properties and related assets in the State of Texas;

WHEREAS, Assignor, Assignee, Memorial Production Partners LP (the “Partnership”) and certain other parties have entered into that certain Purchase and Sale Agreement, dated as of December 14, 2011 (the “Purchase Agreement”), pursuant to which Assignor has agreed to contribute, assign, transfer, set over and deliver to Assignee all of its right, title and interest in and to (among other things) the Assets (as hereinafter defined);

WHEREAS, the Partnership has requested that Assignor convey directly to Assignee all of Assignor’s right, title and interest to and in the Assets for convenience and recording purposes.

NOW, THEREFORE, in consideration of the mutual benefits derived and to be derived from the Purchase Agreement and this Assignment by each of Assignor and Assignee, Assignor and Assignee hereby agree as follows:

ARTICLE 6.

DEFINED TERMS

Section 6.1 Definitions. Capitalized terms used in this Assignment and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

ARTICLE 7.

ASSIGNMENT OF ASSETS

Section 7.1 Assignment. Assignor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby contributes, assigns, transfers, sets over and delivers to Assignee the following (excepting the Excluded Assets defined below) (individually, an “Asset,” and collectively, the “Assets”):

(a) all of Assignor’s right, title and interest in and to (i) those certain wellbores as currently drilled (including well equipment and appurtenances located at the wellhead) described in Part 1 of Schedule 1 insofar, but only insofar, as depths from the surface to the base of the producing formation which is described in Schedule 1 for each such wellbore to the extent producible from such wellbores, and located on land covered by those certain oil, gas and mineral leases described in Schedule 2 (such interests of Assignor in such depths in such

A-2-1

wellbores, collectively, the “Wellbores”), (ii) a like undivided interest in, to and under Assignor’s rights and obligations under the oil, gas and mineral leases described in Schedule 2, insofar, but only insofar, as those rights and obligations pertain to production from the Wellbores as limited to the depths described in Schedule 1 (the “Leases”), (iii) the mineral fee interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests and reversionary interests insofar, but only insofar, as they relate to the Wellbores described in Schedule 1 (Assignor’s interests in the foregoing Wellbores, the “Wellbore Interests”), and (iv) the pooled units established with respect to the Wellbore Interests insofar as, but only insofar as, such units relate to the Wellbore Interests (Assignor’s interests in such pooled units, the “Unit Wellbore Interests”);

(b) an undivided twenty-five percent (25%) of Assignor’s right, title and interest in and to those certain wellbores described in Part 2 of Schedule 1 which have not yet been drilled limited to, with respect to each such wellbore, production from that interval known as the Cotton Valley “C” zone which is more particularly defined as the stratigraphic equivalent of the zone found at 9,428’-9,494’ on the Schlumberger Platform Express log dated February 5, 2011 in the Classic Operating Co., David Dunham #2 well (API # 42-365-37715) located in the C Q Haley Survey, A-274, Panola County, Texas, together with a like undivided interest in, to and under Assignor’s rights and obligations under the oil, gas and mineral leases covering the lands in which such wellbores will be located, insofar, but only insofar, as those rights and obligations pertain to production from such wellbores attributable to the Cotton Valley “C” zone (the “PUDs,” and together with the Leases, Wellbore Interests, Wellbores and Unit Wellbore Interests being hereinafter collectively referred to as the “Properties”). For purposes of clarification, only the interval described in this subsection (b) is being assigned in the PUD wellbores, not any other depth above or below such described interval.;

(c) an undivided interest, corresponding to the conveyed interest in the applicable Properties, in all production facilities, structures, tubular goods, well equipment, lease equipment, production equipment, pipelines, inventory and all other personal property, fixtures and facilities located at the wellhead and used in connection with the Properties (collectively, the “Facilities”);

(d) to the extent transferable and relating exclusively to the Properties, an undivided interest, corresponding to the conveyed interest in the applicable Properties, in all permits and licenses;

(e) to the extent transferable, a joint ownership interest in all permits, licenses, servitudes, easements, rights-of-way, surface fee interests and other surface use agreements to the extent used in connection with the ownership or operation of the Properties or the Facilities but also used or usable in connection with the ownership or operation of interests in the Leases other than the Properties or the Facilities;

(f) all oil, gas and other hydrocarbons produced or processed in association therewith (collectively, “Hydrocarbons”) from or attributable to the Properties from and after the Effective Time and all Hydrocarbons produced therefrom prior to the Effective Time that are upstream of the sales metering point as of the Effective Time;

A-2-2

(g) a joint ownership interest in, to and under Assignor’s rights and obligations under all contracts, agreements, commitments and other arrangements relating to the ownership or operation of the Properties or other Assets, including the production, storage, treatment, transportation, processing, purchase, sale, disposal or other disposition of production therefrom or in connection therewith as or to the extent set forth on Schedule 3 (collectively, the “Contracts”); and

(h) a copy (electronic or otherwise) of all records, files, orders, maps, data, interpretations, seismic data, geological and geographic information, schedules, reports and logs that relate to the Properties, Facilities and/or other Assets that are in Assignor’s possession, to the extent that Assignor has the right to transfer same to Assignee without the payment of any fee, penalty or other consideration, but excluding any of the foregoing to the extent that (i) transfer is restricted by third party written agreement or applicable law and (ii) Assignor is unable to obtain, using commercially reasonable efforts, a waiver of, or otherwise satisfy, such transfer restriction (provided that Assignor shall not be required to provide consideration or undertake obligations to or for the benefit of the holders of such rights in order to obtain any necessary consent or waiver of such transfer restriction) (subject to such exclusion, collectively referred to as the “Files”).

TO HAVE AND TO HOLD the Assets unto Assignee forever, subject, however, to all the terms and conditions of this Assignment.

Section 7.2 Excluded Assets. The Assets shall not include, and there is excepted, reserved and excluded from the sale and assignment contemplated hereby, the following (the “Excluded Assets”):

(a) all corporate, financial, tax and legal records of Assignor that relate to Assignor’s business generally (including the ownership and operation of the Assets) or that relate to the other Excluded Assets, together with the originals of all of the Files;

(b) any trade credits, accounts receivable, proceeds or revenues attributable to the Assets and accruing prior to the Effective Time;

(c) all Hydrocarbons produced from or attributable to the Properties with respect to any periods of time prior to the Effective Time, including those Hydrocarbons that are in storage prior to sale, and all proceeds attributable thereto;

(d) all refunds of costs, taxes or expenses attributable to any periods of time prior to the Effective Time;

(e) all proceeds from the settlements of Contract disputes with purchasers of Hydrocarbons from or attributable to the Properties, including settlement of take-or-pay disputes, insofar as said proceeds are attributable to any periods of time prior to the Effective Time;

(f) all bonds, letters of credit and guarantees, if any, posted by Assignor or its Affiliates with Governmental Authorities and relating to the Assets;

A-2-3

(g) all rights, titles, claims and interests of Assignor or its Affiliates under any insurance policy or agreement, to any insurance proceeds or to or under any bond or bond proceeds;

(h) all rights and claims relating to the Assets and attributable to periods of time prior to the Effective Time, including audit rights;

(i) all privileged attorney-client (i) communications and (ii) other documents (other than title opinions);

(j) all materials and information that cannot be disclosed to Assignee as a result of written confidentiality obligations to third parties;

(k) all amounts paid by third parties to Assignor or its Affiliates as overhead for periods of time accruing prior to the Effective Time under any joint operating agreements burdening the Assets; and

(l) any matter required to be excluded pursuant to the provisions of Section 2.1(h) of this Assignment.

Section 7.3 Retained Rights and Obligations. The execution and delivery of this Assignment by Assignor, and the execution and acceptance of this Assignment by Assignee, shall not operate to release or impair any surviving rights or obligations of Assignor or Assignee under the Purchase Agreement.

Section 7.4 Operating Agreements. Assignee agrees that the Assets are conveyed, and shall remain, subject to applicable operating agreements. Assignor makes no representation as to whether this Assignment complies with any such operating agreement.

ARTICLE 8.

ENCUMBRANCES/DISCLAIMERS

Section 8.1 Disclaimers and Subrogation of Warranties and Representations.

(a) Except to the extent expressly provided in any other document executed in connection with the Purchase Agreement, the contribution of the Assets pursuant to this Assignment are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of Governmental Authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

(b) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE PURCHASE AGREEMENT, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT NO PARTY HAS MADE, AND EACH SUCH PARTY DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES,

A-2-4

COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE PURCHASE AGREEMENT, ASSIGNOR AND ASSIGNEE ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OTHER PARTY. NONE OF ASSIGNOR NOR ASSIGNEE IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EACH SUCH PARTY ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND TRANSFERRED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION 3.1. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNOR AND ASSIGNEE AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE.

(c) Each of Assignor and Assignee agrees that the disclaimers contained in this Section 3.1 are “conspicuous” disclaimers. Any covenants implied by statute or law by the use of the words “contribute,” “distribute,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Assignment are hereby expressly disclaimed, waived or negated.

Section 8.2 Subrogation. Assignor hereby transfers and assigns unto Assignee, its successors and assigns, all of its right, title and interest under and by virtue of all warranties to the extent pertaining to the Assets, express or implied (including, without limitation, title warranties and manufacturers’, suppliers’ and contractors’ warranties), that have heretofore been made by any of Assignor’s predecessors in title (excluding any affiliate of Assignor) or by any third party manufacturers, suppliers and contractors. This Assignment is made with full substitution and subrogation in and to all of the warranties that Assignor has or may have against predecessors in title (excluding any affiliate of Assignor) and with full subrogation of all rights accruing under the applicable statutes of limitations and all rights and actions of warranty against all former owners of the Assets (excluding any affiliate of Assignor).

A-2-5

ARTICLE 9.

ASSUMED OBLIGATIONS: INDEMNITIES

Section 9.1 Assumed Obligations. Assignee hereby assumes, and agrees to indemnify and hold Assignor harmless from, all of Assignor’s obligations to properly plug and abandon, or to replug if subsequently required, the Wellbores, restore the surface of the lands associated therewith, and otherwise comply with all applicable reclamation requirements according to the terms of the Leases and Unit Wellbore Interests and the rules and regulations of governmental authorities having jurisdiction insofar, but only insofar, as they relate to the Properties (the “Plugging Obligations”). In addition to the Plugging Obligations but subject to the indemnification provisions under the Omnibus Agreement, Assignee hereby assumes (and Assignee’s successors and assigns will assume) and agrees to be bound by and bear, and agrees to indemnify and hold Assignor harmless from all costs, expenses, obligations and liabilities arising out of the ownership and/or operation of the Assets insofar, but only insofar, as they relate to the Properties, to the extent accruing on or after the Effective Time. Assignee also assumes and does hereby (and Assignee’s successors and assigns will) assume and agree to be bound by and bear all costs, expenses and liabilities arising under the Contracts insofar, but only insofar, as they relate to the Properties (except to the extent expressly included in the Excluded Assets or described in the following sentence). The parties acknowledge and agree that Assignee is not assuming, and Assignor is retaining, the obligation to pay all invoices, costs and expenses, disbursements, negative imbalances and payables attributable to the Assets and accruing prior to the Effective Time.

ARTICLE 10.

MISCELLANEOUS

Section 10.1 Separate Assignments. Where separate assignments of Assets have been or will be executed for filing with, and approval by, applicable governmental authorities, any such separate assignments (a) shall evidence this Assignment and assignment of the applicable Assets herein made and shall not constitute any additional Assignment or assignment of the Assets, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment, as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Section 10.2 Schedules. All schedules attached hereto are hereby made part hereof and incorporated herein by this reference. References in such schedules to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such schedules are to the appropriate records of the counties or parishes in which the Assets are located.

A-2-6

Section 10.3 Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER STATE ARE MANDATORILY APPLIED TO THE DISPUTED MATTER.

Section 10.4 Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10.5 Counterparts. This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one instrument. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed an original signature hereto. Any Schedule hereto may be redacted for filing in each county or parish, such that the schedule filed in any county or parish will describe only those Assets located in such county or parish.

A-2-7

EXECUTED as of the date of the parties’ acknowledgments below, but effective as of the Effective Time.

CRATON ENERGY HOLDINGS III, LP

By: Craton Energy GP III, LLC, its general partner

By:
Name:
Title:

MEMORIAL PRODUCTION OPERATING LLC

By:
Name:
Title:

Signature Page to

Assignment and Bill of Sale

[Sample form of acknowledgment.]

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BE IT REMEMBERED, THAT I, the undersigned authority, a notary public duly qualified, commissioned, sworn and acting in and for Harris County, Texas, and being authorized in such county and state to take acknowledgments, hereby certify that, on this day of             , 2011, there personally appeared before me                     , of Classic Hydrocarbons Operating, LLC, a Delaware limited liability company, known to me to be such authorized signatory on behalf of such entity, such entity being the general partner of a party to the foregoing instrument, and I hereby further certify as follows:

This instrument was acknowledged before me on this day, by the foregoing individual, in his capacity as an officer of the aforementioned entities, on behalf of such entity.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Houston, Texas, on the day and year first above written.

Notary Public in and for the State of Texas

Schedule 1

Wells

Part 1

Aris Propnum	API	County	State	Field Name	Well #	Well Name	Well Interval

Part 2

Aris Propnum	API	County	State	Field Name	Well #	Well Name	Well Interval

Schedule 2

Leases

Unique ID	Field Name	Original Lessor/Grantor	Original Lessee/Grantee	Effective Date	Book/Volume	Page	State	County

Schedule 3

Contracts